SUPPLEMENT TO GAM FUNDS, INC PROSPECTUS DATED APRIL 30, 1999

* Please note, that as of July 28, 1999, GAM Global and GAM International Funds received Board approval to change a non-fundamental investment restriction which will allow the Funds to engage in short selling. The Prospectus(1), at pages 2 and 6, should read as follows:

GAM Global Fund and GAM International Fund

Investment Strategy

GAM Global and GAM International Funds may from time to time engage in short selling of securities. Short selling is an investment technique wherein the Fund sells a security it does not own anticipating a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain. Short sales by the Fund involve risk. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities of a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund may also make short sales "against the box" wherein the Fund enters into a short sale of a security it owns.

The frequency of short sales will vary substantially under different market conditions, and no specified portion of Fund assets as a matter of practice will be committed to short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of the Fund's net assets.

* Please note, that as of October 26, 1999, the shareholders of the GAM Pacific Basin Fund approved a proposal to permit the Fund to change a fundamental policy of non-concentration to concentration. Thus, the following language is added to the Prospectus at pages 10 and 11:

GAM Pacific Basin Fund

Investment Strategy

More than 25% of the value of the total assets of GAM Pacific Basin will ordinarily be invested in the financial services sector, which sector includes banking, financial services, insurance and real estate. The Fund has a fundamental policy of concentrating at least 25% of its assets in the financial services sector.
{The contrary reference to a policy of non-concentration should be ignored}.

Principal Risks

Since  the Fund will  concentrate  its  investments  in the  financial  services sector, it may be subject to greater share price fluctuations than a non-concentrated fund. Because the Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector. Also, changes in government policies and regulation, interest rates, currency exchange rates, and other factors affecting the financial markets may affect businesses in the finance sector more significantly.

Who May Want to Invest?

The Fund may only be appropriate if you can tolerate concentrated investments in a single market sector. The Fund should be considered a vehicle for diversification and should not be considered a balanced investment program by itself.

* Please note, that as of July 20, 1999, Jean-Philippe Cremers has taken over the management of GAM Global and GAM International Funds. The Prospectus, at page 30, should read as follows:

II.  Management of the Funds

    INDIVIDUALS PRIMARILY RESPONSIBLE FOR DAY-TO-DAY MANAGEMENT OF THE FUNDS:

GAM GLOBAL AND GAM INTERNATIONAL FUNDS

Jean-Philippe Cremers, Investment Director, joined GAM as an analyst for the International Team in April, 1992. He has been an Investment Director with the International Team since 1997 and is responsible for a number of GAM's other global and international funds. Prior to joining GAM, Mr. Cremers analyzed the Japanese and US stock markets at the Tokyo Investment Information Centre in Hong Kong. Mr. Cremers is based in London.

*Please note the proposed change of control regarding an investment adviser to the Funds. The following language is added to the Prospectus at page 30:

INVESTMENT ADVISERS

The shareholders of Global Asset Management Limited ("GAML"), the ultimate shareholder of GAM International Management Ltd. ("GAM"), the investment advisor to the Funds, have entered into an agreement to sell all of their shares to UBS AG ("UBS"). Upon completion of the transaction, UBS will acquire control of GAML and, indirectly, of GAM.


Supplement dated:   October 27, 1999.
















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1 Additional  information  regarding  the risks and  considerations  relative to short selling may be found in the Statement of Additional Information, which you may request free of charge.